Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             30
         Beginning Principal Receivables Balance                                                           1,733,828,151.72
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,733,828,151.72
         Special Funding Account Earnings                                                                            735.42
         Finance Charge Collections                                                                           24,981,525.63
         Interchange Collections                                                                               1,586,093.81
         Collection Account Investment Proceeds                                                                   34,845.00
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         26,603,199.86
         Principal Receivables Collections                                                                   154,371,225.22
         Recoveries treated as Principal Collections                                                             949,976.84
         Total Principal Receivables Collections                                                             155,321,202.06
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.65%
         Defaulted Amount (Net of Recoveries)                                                                 13,638,082.74
         Annualized Default Rate                                                                                      9.44%
         Trust Portfolio Yield                                                                                       18.41%
         New Principal Receivables                                                                           115,252,475.92
         Aggregate Account Addition or Removal (Y/N)?                                                                     n
         Date of Addition/Removal                                                                                       n/a
         Principal Receivables at the end of the day of Addition/Removal                                                n/a
         SFA Balance at the end of the day of Addition/Removal                                                          n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                  n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                  n/a
         Ending Principal Receivables Balance                                                              1,679,878,940.13
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,679,878,940.13
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       11.99%

Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   13,301,599.93          13,301,599.93
         Series Allocable Principal Collections                                        77,660,601.03          77,660,601.03
         Series Allocable Defaulted Amounts                                             6,819,041.37           6,819,041.37
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           146,173,037.36           73,086,518.68          73,086,518.68
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series                0.00                    0.00                   0.00
         Finance Charge Shortfall                               8,081,474.33            4,040,737.16           4,040,737.16
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00


B. Series Allocations
         Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                     86.51%                 86.51%
                          Floating Allocation Percentage                                      86.51%                 86.51%
                          Class A Certificate Rate                                            5.026%                 5.056%
                          Class B Certificate Rate                                            5.236%                 5.286%
                          CIA Certificate Rate                                                5.801%                 5.901%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              2,358,986.67           2,373,066.67
                          Class B Interest                                                525,952.22             530,974.44
                          Collateral Monthly Interest                                     345,496.67             351,452.22
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,230,435.56           3,255,493.33
                          Investor Default Amount (Net of Recoveries)                   5,899,409.38           5,899,409.38
                          Interchange Collections                                         686,094.73             686,094.73
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                134,374,218.61           67,187,109.31          67,187,109.31
         Finance Charge Collections                            23,015,429.61           11,507,714.81          11,507,714.81
         Investor Monthly Interest                              6,485,928.89            3,230,435.56           3,255,493.33
         Investor Default Amount                               11,798,818.75            5,899,409.38           5,899,409.38
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      20,784,747.64           10,379,844.93          10,404,902.71
         Excess Before Reallocation                             2,230,681.97            1,127,869.87           1,102,812.10
         Reallocation of Finance Charge Collections                                       -12,528.89              12,528.89
         Dollars of Excess Spread                               2,230,681.97            1,115,340.99           1,115,340.99
         Percentage Excess Spread                                      1.78%                   1.78%                  1.78%
         Reallocated Finance Charge Collections                23,015,429.61           11,495,185.92          11,520,243.69

Monthly Trust Activity

D. Trust Performance
         30-59 Days Delinquent                                                         30,790,327.75
         60-89 Days Delinquent                                                         20,451,294.12
         90+ Days Delinquent                                                           44,174,891.63
         Total 30+ Days Delinquent                                                     95,416,513.50



         PARTNERS FIRST HOLDINGS, LLC
             as Servicer

         by:  /s/  Mark Norwicz
               Name:  Mark Norwicz
               Title:  Treasurer

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                    15-Apr-99
Current Payment Date                 17-May-99
Actual / 360 Days                        32                 32                   32                   32
30 / 360 Days                            32                 32                   32                   32
Fixed / Floating                      Floating           Floating             Floating             Floating

                                                                          Collateral Invested
                                      Class A             Class B               Amount               Class D          Total

Certificate Rate                             5.026%             5.236%               5.801%           0.000%
Initial Balance                      528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                         52,500,000.00
Total Initial Amount                                                                                              802,500,000.00

Beginning Outstanding Amount         528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount            528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount            528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount               528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount   528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount      528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage              70.40%             15.07%                   8.93%            5.60%          100.00%
Floating Allocation Percentage               70.40%             15.07%                   8.93%            5.60%          100.00%
Principal Collections                 47,299,724.95      10,122,857.80            6,002,048.43     3,762,478.12    67,187,109.31
Realloc Finance Charge Collections     8,092,610.89       1,731,941.34            1,026,903.28       643,730.41    11,495,185.92
YSA Draw                                                                                                              625,000.00
YSA Investment Proceeds                                                                                                 8,921.85
Realloc Finance Charge plus YSA Draw   8,538,891.87       1,827,452.24            1,083,533.63       679,230.03    12,129,107.77
Monthly Interest                       2,358,986.67         525,952.22              345,496.67             0.00     3,230,435.56
Investor Default Amount (Net)          4,153,184.20         888,844.35              527,013.90       330,366.93     5,899,409.38
Monthly Servicing Fee                    880,000.00         188,333.33              111,666.67        70,000.00     1,250,000.00
Total Due                              7,392,170.87       1,603,129.90              984,177.24       400,366.93    10,379,844.93

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                         12,129,107.77
Series Adjusted Portfolio Yield                                                                                            9.97%
Base Rate                                                                                                                  6.85%

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                     Y
                         Accumulation Period (Y/N)                                  N
                         Early Amortization (Y/N)                                   N
                         Controlled Accumulation Period                           12.00
                         Holdings is Servicer                                       Y
                         Paydown Excess CIA (Y/N)                                   Y
                         Paydown Excess Class D (Y/N)                               Y
                         Controlled Accumulation Amount                            53,416,666.67
                         Controlled Deposit Amount                                 53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                        0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                        0.00
                         Principal Funding Account Deposit                                  0.00
                         Ending Principal Funding Account Balance                           0.00
                         Principal Funding Investment Proceeds                              0.00

                         Yield Supplement Account Beginning Balance                 1,875,000.00
                         Yield Supplement Account Release                             625,000.00
                         Yield Supplement Account Ending Balance                    1,250,000.00

                         Reserve Account Beginning Balance                                  0.00
                         Required Reserve Account Amount                                    0.00
                         Funds Deposited into Reserve Account                               0.00
                         Ending Reserve Account Balance                                     0.00

C. Certificate Balances and Distrubutions
                                          Class A             Class B             CIA               Class D            Total
         Beginning Balance          528,000,000.00      113,000,000.00     67,000,000.00        42,000,000.00      750,000,000.00
         Interest Distributions       2,358,986.67          525,952.22        345,496.67                 0.00        3,230,435.56
         PFA Deposits                         0.00                                                                           0.00
         Principal Distributions              0.00                0.00              0.00                 0.00                0.00
         Total Distributions          2,358,986.67          525,952.22        345,496.67                 0.00        3,230,435.56
         Ending Certificate Balance 528,000,000.00      113,000,000.00     67,000,000.00        42,000,000.00      750,000,000.00
         Pool Factor                       100.00%             100.00%           100.00%              100.00%
         Total Distribution Per $1,000      4.4678              4.6544            5.1567               0.0000
         Interest Distribution Per $1,000   4.4678              4.6544            5.1567               0.0000
         Principal Distribution Per $1,000  0.0000              0.0000            0.0000               0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,358,986.67
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,358,986.67
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  525,952.22
                       2 Amount of the distribution in respect of Class B monthly interest:                     525,952.22
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount

                                 Series 1998-2

                          after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                                  345,496.67
                       2 Amount distributed in respect of Collateral Monthly Interest:                                345,496.67
                       3 Amount distributed in respect of Collateral Additional Interest:                                   0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                                0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                        0.00
                       2 The total amount reimbursed in respect of such reductions in the                                   0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                     12,129,107.77
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)      10,379,844.93
                       3 Spread Account Requirement per Loan Agreement                                              5,790,000.00
                       4 Finance Charge Shortfall                                                                   4,040,737.16
                       5 Available for Other Excess Allocation Series                                                       0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                               Available         Due                 Paid          Shortfall
   1 Allocated Class A Available Funds           8,538,891.87
     a Reserve Account Release                           0.00
     b PFA Investment Earnings                           0.00
     c Class A Available Funds                   8,538,891.87

   2 Class A Available Funds                     8,538,891.87
     a Class A Monthly Interest                                   2,358,986.67     2,358,986.67             0.00
     b Class A Servicing Fee                                        880,000.00       880,000.00             0.00
     c Class A Investor Default Amount                            4,153,184.20     4,153,184.20             0.00
     d Class A Excess                            1,146,721.00

   3 Class B Available Funds                     1,827,452.24
     a Class B Monthly Interest                                     525,952.22       525,952.22             0.00
     b Class B Servicing Fee                                        188,333.33       188,333.33             0.00
     c Class B Excess                            1,113,166.68

   4 Collateral Available Funds                  1,083,533.63
     a Collateral Servicing Fee                                     111,666.67       111,666.67             0.00
     b Collateral Excess                           971,866.96

   5 Class D Available Funds                       679,230.03
     a Class D Servicing Fee                                         70,000.00        70,000.00             0.00
     b Class D Excess                              609,230.03

   6 Total Excess Spread                         3,840,984.68

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available         Due                 Paid          Shortfall
                       1 Available Excess Spread                     3,840,984.68
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             3,840,984.68
                       4 Class A Required Amount Shortfalls                                   0.00             0.00             0.00
                       5 Class B Defaults                                               888,844.35       888,844.35             0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00             0.00
                       7 Collateral Monthly Interest                                    345,496.67       345,496.67             0.00
                       8 Collateral Default Amount                                      527,013.90       527,013.90             0.00
                       9 Reserve Account Deposit                                              0.00             0.00             0.00
                      10 Class D Monthly Interest                                             0.00             0.00             0.00
                      11 Class D Default Amount                                         330,366.93       330,366.93             0.00
                      12 Other CIA Amounts Owed                                       5,790,000.00     1,749,262.84     4,040,737.16
                      13 Excess Fin Coll for Other Series                                     0.00             0.00             0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                       67,187,109.31
                       2 Principal Required to Fund the Required Amount                       0.00
                       3 Shared Principal Collections from other Series                       0.00
                       4 Other Amounts Treated as Principal Collections               5,899,409.38
                       5 Available Principal Collections                             73,086,518.68

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                  67,000,000.00
                       2 Required Collateral Invested Amount                         67,000,000.00
                       3 Amount used to pay Excess CIA                                        0.00
                       4 Available Principal Collections                             73,086,518.68

                       5 Class D                                                     42,000,000.00
                       6 Required Class D                                            42,000,000.00
                       7 Amount used to pay Excess Class D                                    0.00
                       8 Available Principal Collections                             73,086,518.68

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     73,086,518.68
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           73,086,518.68
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           73,086,518.68
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           73,086,518.68
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        73,086,518.68

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  6.85%
                                          b Prior Monthly Period                                    6.86%
                                          c Second Prior Monthly Period                             6.85%

                         Three Month Average Base Rate                                                               6.85%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                  9.97%
                                          b Prior Monthly Period                                   15.94%
                                          c Second Prior Monthly Period                            11.71%

                         Three Month Average Series Adjusted Portfolio Yield                                        12.54%

                       3 Excess Spread
                                          a Current Monthly Period                                  3.12%
                                          b Prior Monthly Period                                    9.09%
                                          c Second Prior Monthly Period                             4.86%

                         Three Month Average Excess Spread                                                           5.69%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                     15-Apr-99
Current Payment Date                  17-May-99
Actual / 360 Days                         32                 32                    32                    32
30 / 360 Days                             32                 32                    32                    32
Fixed / Floating                       Floating           Floating              Floating              Floating

                                                                                Collateral Invested
                                       Class A             Class B                    Amount             Class D            Total
Certificate Rate                         5.056%              5.286%                   5.901%             0.000%
Initial Balance                       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount          528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount             528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount             528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage               70.40%             15.07%                     8.93%            5.60%           100.00%
Floating Allocation Percentage                70.40%             15.07%                     8.93%            5.60%           100.00%
Principal Collections                  47,299,724.95      10,122,857.80              6,002,048.43     3,762,478.12     67,187,109.31
Realloc Finance Charge Collections      8,110,251.56       1,735,716.72              1,029,141.77       645,133.65     11,520,243.69
YSA Draw                                                                                                                  625,000.00
YSA Investment Proceeds                                                                                                     8,921.85
Realloc Finance Charge plus YSA Draw    8,556,532.54       1,831,227.61              1,085,772.12       680,633.27     12,154,165.54
Monthly Interest                        2,373,066.67         530,974.44                351,452.22             0.00      3,255,493.33
Investor Default Amount (Net)           4,153,184.20         888,844.35                527,013.90       330,366.93      5,899,409.38
Monthly Servicing Fee                     880,000.00         188,333.33                111,666.67        70,000.00      1,250,000.00
Total Due                               7,406,250.87       1,608,152.12                990,132.79       400,366.93     10,404,902.71

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,154,165.54
Series Adjusted Portfolio Yield                                                                                               10.01%
Base Rate                                                                                                                      6.88%

                                 Series 1998-3

Series Parameters
   Revolving Period (Y/N)                                                Y
   Accumulation Period (Y/N)                                             N
   Early Amortization (Y/N)                                              N
   Controlled Accumulation Period                                      12.00
   Holdings is Servicer                                                  Y
   Paydown Excess CIA (Y/N)                                              Y
   Paydown Excess Class D (Y/N)                                          Y
   Controlled Accumulation Amount                                        53,416,666.67
   Controlled Deposit Amount                                             53,416,666.67
   Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
    Beginning Principal Funding Account Balance                                    0.00
    Principal Funding Account Deposit                                              0.00
    Ending Principal Funding Account Balance                                       0.00
    Principal Funding Investment Proceeds                                          0.00

    Yield Supplement Account Beginning Balance                             1,875,000.00
    Yield Supplement Account Release                                         625,000.00
    Yield Supplement Account Ending Balance                                1,250,000.00

    Reserve Account Beginning Balance                                              0.00
    Required Reserve Account Amount                                                0.00
    Funds Deposited into Reserve Account                                           0.00
    Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                        Class A             Class B                 CIA                Class D            Total
   Beginning Balance                528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
   Interest Distributions             2,373,066.67         530,974.44                351,452.22             0.00      3,255,493.33
   PFA Deposits                               0.00                                                                            0.00
   Principal Distributions                    0.00               0.00                      0.00             0.00              0.00
   Total Distributions                2,373,066.67         530,974.44                351,452.22             0.00      3,255,493.33
   Ending Certificate Balance       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
   Pool Factor                             100.00%            100.00%                   100.00%          100.00%
   Total Distribution Per $1,000            4.4944             4.6989                    5.2456           0.0000
   Interest Distribution Per $1,000         4.4944             4.6989                    5.2456           0.0000
   Principal Distribution Per $1,000        0.0000             0.0000                    0.0000           0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,373,066.67
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,373,066.67
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     530,974.44
                       2 Amount of the distribution in respect of Class B monthly interest:                        530,974.44
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount

                                 Series 1998-3
                         after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               351,452.22
                       2 Amount distributed in respect of Collateral Monthly Interest:                             351,452.22
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  12,154,165.54
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)   10,404,902.71
                       3 Spread Account Requirement per Loan Agreement                                           5,790,000.00
                       4 Finance Charge Shortfall                                                                4,040,737.16
                       5 Available for Other Excess Allocation Series                                                    0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                    Available          Due            Paid        Shortfall
   1 Allocated Class A Available Funds            8,556,532.54
     a Reserve Account Release                            0.00
     b PFA Investment Earnings                            0.00
     c Class A Available Funds                    8,556,532.54

   2 Class A Available Funds                      8,556,532.54
     a Class A Monthly Interest                                  2,373,066.67     2,373,066.67       0.00
     b Class A Servicing Fee                                       880,000.00       880,000.00       0.00
     c Class A Investor Default Amount                           4,153,184.20     4,153,184.20       0.00
     d Class A Excess                             1,150,281.68

   3 Class B Available Funds                      1,831,227.61
     a Class B Monthly Interest                                    530,974.44       530,974.44       0.00
     b Class B Servicing Fee                                       188,333.33       188,333.33       0.00
     c Class B Excess                             1,111,919.83

   4 Collateral Available Funds                   1,085,772.12
     a Collateral Servicing Fee                                    111,666.67       111,666.67       0.00
     b Collateral Excess                            974,105.46

   5 Class D Available Funds                        680,633.27
     a Class D Servicing Fee                                        70,000.00        70,000.00       0.00
     b Class D Excess                               610,633.27

   6 Total Excess Spread                          3,846,940.23

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                 Available               Due             Paid             Shortfall
    1 Available Excess Spread                      3,846,940.23
    2 Excess Fin Charge Coll                               0.00
           from Other Series
    3 Available Funds                              3,846,940.23
    4 Class A Required Amount Shortfalls                                     0.00             0.00              0.00
    5 Class B Defaults                                                 888,844.35       888,844.35              0.00
    6 Monthly Servicing Fee Shortfalls                                       0.00             0.00              0.00
    7 Collateral Monthly Interest                                      351,452.22       351,452.22              0.00
    8 Collateral Default Amount                                        527,013.90       527,013.90              0.00
    9 Reserve Account Deposit                                                0.00             0.00              0.00
   10 Class D Monthly Interest                                               0.00             0.00              0.00
   11 Class D Default Amount                                           330,366.93       330,366.93              0.00
   12 Other CIA Amounts Owed                                         5,790,000.00     1,749,262.84      4,040,737.16
   13 Excess Fin Coll for Other Series                                       0.00             0.00              0.00
   14 Excess Spread                                        0.00
   15 Writedowns
                        a Class A                          0.00
                        b Class B                          0.00
                        c CIA                              0.00
                        d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                       67,187,109.31
                       2 Principal Required to Fund the Required Amount                       0.00
                       3 Shared Principal Collections from other Series                       0.00
                       4 Other Amounts Treated as Principal Collections               5,899,409.38
                       5 Available Principal Collections                             73,086,518.68

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                  67,000,000.00
                       2 Required Collateral Invested Amount                         67,000,000.00
                       3 Amount used to pay Excess CIA                                        0.00
                       4 Available Principal Collections                             73,086,518.68

                       5 Class D                                                     42,000,000.00
                       6 Required Class D                                            42,000,000.00
                       7 Amount used to pay Excess Class D                                    0.00
                       8 Available Principal Collections                             73,086,518.68

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        73,086,518.68
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              73,086,518.68
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              73,086,518.68
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              73,086,518.68
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           73,086,518.68

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    6.88%
                                           b Prior Monthly Period                                      6.89%
                                           c Second Prior Monthly Period                               6.89%

                         Three Month Average Base Rate                                                                  6.89%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   10.01%
                                           b Prior Monthly Period                                     15.98%
                                           c Second Prior Monthly Period                              11.74%

                         Three Month Average Series Adjusted Portfolio Yield                                           12.58%

                       3 Excess Spread
                                           a Current Monthly Period                                    3.12%
                                           b Prior Monthly Period                                      9.09%
                                           c Second Prior Monthly Period                               4.85%

                         Three Month Average Excess Spread                                                              5.69%